                                                                   EXHIBIT 10(d)


                                 $450,000,000

                     UNITED RENTALS (NORTH AMERICA), INC.

                         10 3/4% Senior Notes Due 2008


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


                                                                  April 20, 2001

Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Banc of America Securities LLC
Deutsche Banc Alex. Brown Inc.
Chase Securities Inc.
Fleet Securities, Inc.
Credit Lyonnais Securities (USA) Inc.
First Union Securities, Inc.
Scotia Capital (USA) Inc.
c/o Credit Suisse First Boston Corporation
 Eleven Madison Avenue
 New York, New York 10010-3629

Dear Sirs:

     United Rentals (North America), Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the initial purchasers, for whom Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and Salomon Smith Barney Inc. are joint book-running managers (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $450,000,000 aggregate principal amount of its 10 3/4% Senior Notes due 2008 (the "Notes") to be guaranteed (the "Guaranties") by the entities listed herein (the "Guarantors"). The Notes and the Guaranties are together referred to as the "Initial Securities". The Initial Securities will be issued pursuant to an Indenture, dated as of April 20, 2001 (the "Indenture"), among the Company, the Guarantors named therein and The Bank of New York, as trustee (the "Trustee"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of the Initial Purchasers and the holders of the Securities (as defined below) (collectively the "Holders"), as follows:

     1. Registered Exchange Offer. Unless not permitted by applicable law, the Company shall prepare and, not later than 90 days (such 90th day being a "Filing Deadline") after the date on which the Initial Purchasers purchase the Initial Securities pursuant to the Purchase Agreement (the "Closing Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities of the Company issued under the Indenture, identical in all material respects to the Initial Securities and registered under the Securities Act (the "Exchange Securities"). The Company shall use its best efforts to (i) cause such Exchange Offer Registration Statement to become effective under the
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                                                                               2



Securities Act within 150 days after the Closing Date (such 150th day being an "Effectiveness Deadline") and (ii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period").

     If the Company commences the Registered Exchange Offer, the Company will be required to consummate the Registered Exchange Offer no later than 180 days after the Closing Date (such 180th day being the "Consummation Deadline").

     Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall, as soon as practicable, commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

     The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

     The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for a period of time commencing on the day the Registered Exchange Offer is consummated and continuing for 90 days (or such shorter period during which Exchanging Dealers and other persons, if any, are required by law to deliver such prospectus); provided, however, that such period may be extended pursuant
                  --------  -------
to Section 3(j) below.

     If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "Private Exchange") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects to the Initial Securities (the "Private Exchange Securities"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "Securities".

     In connection with the Registered Exchange Offer, the Company shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;
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                                                                               3

          (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

          (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e)  otherwise comply with all applicable laws.

     As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

          (y) deliver, or cause to be delivered, to the Trustee for cancelation all the Initial Securities so accepted for exchange; and

          (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

     The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

     Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities (the "Original Issue Date").

     Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

     Notwithstanding any other provisions hereof, the Company will ensure that
(i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it
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                                                                               4

becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offer is not consummated by the 180th day after the Closing Date, (iii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or
(iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange and any such Holder so requests, the Company shall take the following actions (the date on which any of the conditions described in the foregoing clauses (i) through (iv) occur, including in the case of clauses (iii) or (iv) the receipt of the required notice, being a "Trigger Date"):


            (a) The Company shall, on or prior to 90 days after the Trigger Date (such 90th day being a "Filing Deadline"), use its best efforts to file with the Commission and thereafter use its best efforts to cause to be declared effective no later than 150 days after the Trigger Date (such 150th day being an "Effectiveness Deadline") a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided that if the obligation to file the Shelf Registration Statement arises because the Exchange Offer has not been consummated within 180 days after the Original Issue Date, then the Company will use its best efforts to file the Shelf Registration Statement on or prior to the 30th day after such filing obligation arises; provided,
                                                                --------
     however, that no Holder (other than an Initial Purchaser) shall be entitled
     -------
     to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

            (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or
     (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof) (such period being the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

            (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company use its best efforts to ensure that the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder; (ii) the
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                                                                               5

     Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any prospectus forming part of any Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


     3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

            (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

            (b) After the Registration Statement has been declared effective, the Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer of the occurrence of any of the following that occurs after the Registration Statement has been declared effective (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                    (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective, provided that this clause (i) shall not apply with respect to regular filings of any document or report under the Exchange Act, at any time following the effectiveness of the applicable Registration Statement hereunder, where such filing is made as part of the Company's periodic disclosure obligations under

            Sections 13 and 15 of the Exchange Act;

                 (ii) of any request by the Commission or any state securities authority for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                 (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                 (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                 (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading; and

                 (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate.


            (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

            (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

            (e) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

            (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

          (h) Prior to any public offering of the Securities pursuant to any Registration Statement the Company shall use its reasonable best efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i)
                --------  -------
     qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

          (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

          (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall use its best efforts to prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company hereby agrees to notify the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in
     Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

          (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (l) The Company will use its best efforts to comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the

     Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

          (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

          (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (o) Subject to Section 8(c), the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as the Holders of a majority of the aggregate principal amount of Securities covered by such Registration Statement (the "Majority Holders") shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

          (p) For a reasonable period prior to the filing of a Shelf Registration Statement and prior to the execution of any underwriting or similar agreement make available for inspection by counsel selected by the Majority Holders ("Holders' Counsel") and any underwriters participating in an underwritten offering pursuant to a Shelf Registration Statement and not more than one accounting firm retained by the Majority Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such persons, in connection with a Registration Statement; provided that any such records, documents, properties and such information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such records, documents, properties or information shall be kept confidential by any such persons and shall be used only in connection with such Registration Statement, unless disclosure thereof is made in connection with a court proceeding or required by law, or such information has become available (not in violation of this agreement) to the public generally or through a third party without an accompanying obligation of confidentiality, and the Company shall be entitled to request that such persons sign a confidentiality agreement to the foregoing effect.


          (q) Subject to Section 8(c), in the case of any Shelf Registration, the Company, if requested by counsel to the Majority Holders of the Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement in form, substance and scope customarily covered in opinions delivered in connection with shelf registrations; provided, however, that in the case of an underwritten offering such opinions shall also be addressed to the underwriters and also cover the matters customarily covered in opinions delivered by issuers in connection with primary underwritten offerings of debt securities comparable to the Securities (such additional opinions to be agreed upon by the underwriters and the Company, such agreement not to be unreasonably withheld), (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants [and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement] to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with shelf registrations; provided, however, that in the case of an underwritten offering such letters shall also be addressed to the underwriters and cover the matters customarily covered in "comfort letters" delivered by issuers in connection with primary underwritten offerings of debt securities comparable to the Securities (such letters to be agreed upon by the underwriters and such accountants, such agreement not to be unreasonably withheld); subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          (r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer that is subject to the prospectus delivery requirements of the Securities Act, and if a Registration Statement is required to be filed under the Securities Act, the Company shall cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in Section 6(d ) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 6(a) and (b) of the Purchase Agreement, with appropriate date changes.

          (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

          (t) The Company will use its best efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Majority Holders, or by the managing underwriters, if any.

          (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

          (v) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

                4. Registration Expenses. Subject to Section 8(c), all expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

                      (i)     all registration and filing fees and expenses;

                      (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

                      (iii) all expenses of printing (including printing certificates for the Securities to be issued in the Registered Exchange Offer and the Private Exchange and printing of Prospectuses), messenger and delivery services and telephone;

                      (iv)    all rating agency fees;

                      (v) all fees and disbursements of counsel for the Company;

                      (vi) all application and filing fees in connection with listing the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                      (vii) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

                      (viii) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws,
                (ix) all premiums and other costs of policies of insurance maintained by the Company against liabilities arising out of the public offering of the Transfer Restricted Securities being registered (x) all fees and expenses of a "qualified independent underwriter" as defined by Conduct Rule 2720 of the NASD, if required by the NASD rules, in connection with the offering of the Exchange Securities or Transfer Restricted Securities in an underwritten offering, (xi) the reasonable fees and expenses of the Trustee, including its counsel, and any escrow agent or custodian. Notwithstanding the foregoing, the holders of the Exchange Securities or Transfer Restricted Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of Transfer Restricted Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly) (excluding advisors or other experts retained by the Company, as aforesaid); provided, however, that in the case of a Shelf Registration Statement under Section 2 and Section 3 hereof, the Majority Holders may, in each case, if they so elect, select Holders' Counsel to represent them (which may be counsel to the Initial Purchasers), in which event the aforementioned registration expenses shall include the reasonable fees and disbursements of such counsel up to a maximum of $80,000.

     The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

          5. Indemnification. (a) Each of the Company and the Guarantors named in the Schedule hereto agree to indemnify and hold harmless the Initial Purchasers, each Holder of the Securities, any Participating Broker-Dealer, each underwriter who participates in an offering of Transfer Restricted Securities and each person, if any, who controls such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter within the meaning of the Securities Act or the Exchange Act (each Initial Purchaser, Holder, any Participating Broker-Dealer, underwriter and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that
                                                       --------  -------
(i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter and furnished to the Company by or on behalf of such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement shall not inure to the benefit of any Initial Purchaser, Holder, Participating Broker-Dealer or underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter; provided further, however,
                                                    -------- -------  -------
that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

          (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company, the Initial Purchasers, each underwriter who participates in an offering of Transfer Restricted Securities and the other selling Holders and each of their respective directors and officers (including each officer of the Company who signed the Registration Statement) and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

          (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. The indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations.

The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

          (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

          6. Additional Interest Under Certain Circumstances. (a) Additional interest (the "Additional Interest") with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "Registration Default"):

          (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline;

          (ii) any Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the applicable Effectiveness Deadline;

          (iii) the Registered Exchange Offer has not been consummated on or prior to the Consummation Deadline; or

          (iv) any Registration Statement required by this Agreement has been declared effective by the Commission but, thereafter during the period during which the Company is required to maintain the effectiveness thereof, (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities, for a period of 60 days, whether or not consecutive, because either
                 (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

     Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission .

               Additional Interest shall accrue on the Specified Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum (the "Additional Interest Rate") for the first 90-day period immediately following the occurrence of such Registration Default. The Additional Interest Rate shall increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum Additional Interest Rate of 1.0% per annum.

               (b) A Registration Default referred to in Section 6(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement, or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a
--------  -------
period of 60 days, whether or not consecutive, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

               (c) Notwithstanding the foregoing, any Registration Default specified in clause (i), (ii) or (iii) of the preceding section (a) that relates to the Exchange Offer Registration Statement or the Exchange Offer shall be deemed cured at such time as the Shelf Registration Statement is declared effective by the SEC.

               (d) Any amounts of Additional Interest due pursuant to Section 6(a) will be payable in cash on the regular interest payment dates with respect to the Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Securities and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

               (e) Following the cure of all Registration Defaults the accrual of additional interest on the Specified Securities will cease and the interest rate will revert to the original rate; provided, however, that if, after any such additional interest ceases to accrue, a different event specified in clause
(i), (ii), (iii) or (iv) of the definition of Registration Default above occurs, such additional interest shall begin to accrue again pursuant to the foregoing provisions.

               The Company shall notify the Trustee within five business days after the occurrence of each Registration Default.

               The Company shall pay the additional interest due on the Securities by depositing with the Trustee, in trust, for the benefit of the Holders thereof, by 12:00 noon, New York City time, on or before the applicable semi-annual interest payment date for the Securities, immediately available funds in sums sufficient to pay the additional interest then due. The additional interest amount due shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be made on such date as set forth in the Indenture.

               Additional interest pursuant to this Section 6 constitutes liquidated damages with respect to Registration Defaults and shall be the exclusive monetary remedy available to the Holders and/or the Initial Purchasers with respect to any Registration Default.

               (f) "Specified Securities" means the securities (not including the Exchange Securities); provided, however, that, if the Registration Default
                          --------  -------
relates solely to a Shelf Registration Statement, then (i) if such Shelf Registration Statement is required to cover both Securities and Exchange Securities, the "Specified Securities" shall mean both the Securities and Exchange Securities and (ii) if such Shelf Registration Statement is required to cover only Exchange Securities, the "Specified Securities" shall mean only the Exchange Securities; provided further, however, that if the Registration Default
                     -------- -------  -------
relates to an Exchange Offer Registration Statement that is unavailable for use during the Participating Broker-Dealer Prospectus Period, the "Specified Securities" shall mean the Exchange Securities.

               (g) "Transfer Restricted Securities" means each Initial Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act, (v) the date on which such Security shall have been otherwise transferred by the Holder thereof and a new Security not bearing a legend restricting further transfer shall have been delivered by the Issuer and subsequent disposition of such Security shall not require registration or qualification under the 1933 Act or any similar state law then in force , or (vi) such Security ceases to be outstanding.

               7. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

               8. Underwritten Registrations. (a) If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Majority Holders of such Transfer Restricted Securities to be included in such offering.

               (b) No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

               (c)  Notwithstanding anything to the contrary contained herein,
(i) the Company shall not be required to cooperate with an underwritten offering unless a request for an underwritten offering is made by holders of 33-1/3% of Transfer Restricted Securities outstanding, (ii) the Company shall not be obligated to cooperate with more than one underwritten offering pursuant to this Agreement, (iii) upon receipt of a request to prepare and file an amendment or supplement to a Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 120 days if the Company in good faith has a valid business reason for such delay provided that nothing in this clause (iii) limits the Company's obligations under Section 1, and (iv) the Company shall not be required to pay more than an aggregate of $200,000 of registration-related expenses, in addition to internal expenses of the Company (including, without limitation, salaries of officers and employees performing legal and accounting duties) in connection with any such underwritten offering.

               9.   Miscellaneous.

               (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 1 and 2 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

               (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Majority Holders affected by such amendment, modification, supplement, waiver or consents.

               (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                    (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

                    (2)  if to the Initial Purchasers;

                               Credit Suisse First Boston Corporation
                               Eleven Madison Avenue
                               New York, NY 10010-3629
                               Fax No.: (212) 325-8278
                               Attention: Transactions Advisory Group

               with a copy to:

                               Cravath, Swaine & Moore
                               825 Eighth Avenue
                               New York, NY 10019
                               Attention: Kris F. Heinzelman

                    (3)  if to the Company, at its address as follows:

                               United Rentals, Inc.
                               Five Greenwich Office Park
                               Greenwich, Ct 06830
                               Attention: Chief Financial Officer

               with a copy to:

                               Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, NY 10153
                               Attention: Malcolm Landau

                               Ehrenreich Eilenberg & Krause, LLP
                               11 E. 44th St., 17th Floor
                               New York, NY 10017
                               Attention: Joseph Ehrenreich

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

               (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

               (f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

               (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

               (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company and the Guarantors in accordance with its terms.

                                        Very truly yours,

                                        United Rentals (North America), Inc.

                                                by
                                                      _________________________

                                                      Name:
                                                      Title:

                                        FOR THE GUARANTORS LISTED ON
                                        SCHEDULE A

                                                by:   _________________________

                                                      Name: Michael J. Nolan
                                                      Title: Vice President and
                                                      Secretary


          The foregoing Registration
          Rights Agreement is hereby confirmed
          and accepted as of the date first
          above written.

          Credit Suisse First Boston Corporation
          Goldman Sachs & Co.
          Salomon Smith Barney Inc.

          By: Credit Suisse First Boston Corporation

          by
               _____________________________________
               Name:
               Title:

                                                                         ANNEX A


               Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that it will allow Participating Broker-Dealers and any other persons, if any, with similar prospectus delivery requirements to use the prospectus contained in the Exchange Offer Registration Statement in connection with the resale of such Exchange Securities, for a period commencing on the day the Exchange Offer is consummated and continuing for 90 days (or such shorter period during which Participating Broker-Dealers are required by law to deliver such prospectus); provided, however, that if for any day during such period the Company restricts the use of such prospectus, such period shall be extended on a day-for-day basis. See "Plan of Distribution."

                                                                         ANNEX B


               Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C


                             PLAN OF DISTRIBUTION

                    Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that it will allow Participating Broker-Dealers and any other persons, if any, with similar prospectus delivery requirements to use the prospectus contained in the Exchange Offer Registration Statement in connection with the resale of such Exchange Securities, for a period commencing on the day the Exchange Offer is consummated and continuing for 90 days (or such shorter period during which Participating Broker-Dealers are required by law to deliver such prospectus); provided, however, that if for any day during such period the Company restricts the use of such prospectus, such period shall be extended on a day-for-day basis. In addition, until , 200 , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus./1/

                    The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                    For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

____________________

     /1/ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus. This sentence may be deleted if such delivery requirements do not apply under Rule 174 of the Securities Act.

                                                                         ANNEX D


     [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

               Name:_______________________________

               Address:____________________________


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                  SCHEDULE A


Guarantor                                                     Place of Formation
---------                                                     ------------------

Advance Barricades and Signing, Inc.                          Florida
All Cities Trailer Exchange, Inc.                             California
Arrow Equipment Company                                       Illinois
Bakersfield Compaction Equipment                              California
BNR Equipment Inc.                                            New York
Coast Line Marking, Inc.                                      Florida
Dealers Service Corporation                                   New Jersey
Equipment Leasing Services, Inc.                              Massachusetts
Flasher Co. of Kansas, Inc.                                   Kansas
Flasher Company of Oklahoma, Inc.                             Oklahoma
Frontenac Equipment, Inc.                                     Missouri
Highway Supply Company, Inc.                                  New Mexico
Jadco Signing, Inc.                                           Florida
Liddell Management Co., Inc.                                  Massachusetts
Paul E. Carlson, Inc. d/b/a Carlson Equipment Company         Minnesota
Paul E. Carlson, Inc. d/b/a Carlson Equipment Company         Minnesota
Rentals Unlimited, Incorporated                               Rhode Island
Rocky Mountain Safety Service, Inc.                           Wyoming
Russ Enterprises, Inc.                                        California
Shoring & Supply Company, Inc.                                Kansas
Thoesen Equipment Inc.                                        Illinois
Traffic Markings South, Inc.                                  Georgia
Traffic Safety Services, Inc.                                 North Dakota
Tri-Mac, Corporation, d/b/a Tri-Mack Barricade Company        Indiana
United Rentals, Inc.                                          Delaware
United Rentals Gulf, Inc.                                     Delaware
        United Equipment Rentals Gulf, L.P.                   Texas

Guarantor                                                     Place of Formation
---------                                                     ------------------

     A.S.C. Pavement Markings, Inc.                           Texas
     Highway Safety Service Company                           Texas
     Lectric Safety Lites Co.                                 Texas
     Paige Barricades, Inc.                                   Texas
     United Rentals Highway Technologies, Inc.                Massachusetts
United Rentals Highway Technologies Gulf, Inc.                Delaware
United Rentals Highway Technologies, L.P.                     Texas
United Rentals Northwest, Inc.                                Oregon
United Rentals Southeast, Inc.                                Delaware
United Rentals Southeast, L.P.                                Georgia
Wanamaker Rents, Incorporated                                 California
Warning Safety Lights, Inc.                                   Florida
Warning Safety Lights of Georgia, Inc.                        Florida
West-Co Rental & Sales                                        Colorado
WLI Industries, Inc.                                          Illinois
Safe-T-Flare Services, Inc.                                   Missouri
Warning Lites of Indiana, Inc.                                Indiana
Warning Lites of Iowa, Inc.                                   Iowa
Work Zone, Inc.                                               Louisiana
Work Zone Safety, Inc.                                        Colorado
Woudenberg Enterprises, Inc.                                  Arizona
Highway Rentals, Inc.                                         Nevada
Wynne Systems, Inc.                                           California